SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-4H)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82146-01                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-4H (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On April 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on April 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  April 30, 2002        By:   /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on April 25, 2002



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     April 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1      250,321,000.00    247,398,560.89   2,514,844.09  1,391,372.69     3,906,216.78     0.00            0.00      244,883,716.80
AP1         574,016.00        570,469.14         700.63          0.00           700.63     0.00            0.00          569,768.51
A2       29,245,000.00     28,560,798.34     285,428.75    160,654.49       446,083.24     0.00            0.00       28,275,369.59
AP2          99,562.00         99,497.89      81,846.13          0.00        81,846.13     0.00            0.00           17,651.76
B1        2,897,000.00      2,894,830.67       2,187.30     16,280.64        18,467.94     0.00            0.00        2,892,643.37
B2        2,462,000.00      2,460,156.41       1,858.87     13,836.01        15,694.88     0.00            0.00        2,458,297.54
B3        2,028,000.00      2,026,481.40       1,531.19     11,397.01        12,928.20     0.00            0.00        2,024,950.21
B4          579,000.00        578,566.43         437.16      3,253.88         3,691.04     0.00            0.00          578,129.27
B5          434,000.00        433,675.01         327.68      2,439.00         2,766.68     0.00            0.00          433,347.33
B6        1,014,435.00      1,013,676.11         765.93      5,700.96         6,466.89     0.00            0.00        1,012,910.18
R               100.00              0.00           0.00          0.00             0.00     0.00            0.00                0.00
TOTALS  289,654,113.00    286,036,712.29   2,889,927.73  1,604,934.68     4,494,862.41     0.00            0.00      283,146,784.56

AX1      22,409,360.00     22,008,038.30           0.00    123,773.49       123,773.49     0.00            0.00       21,711,396.05
AX2       2,765,714.00      2,690,453.51           0.00     15,133.80        15,133.80     0.00            0.00        2,687,892.92
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1       86358RWY9      988.32523396     10.04647668     5.55835383     15.60483052    978.27875728       A1         6.750000 %
AP1      86358RWZ6      993.82097363      1.22057573     0.00000000      1.22057573    992.60039790       AP1        0.000000 %
A2       86358RXB8      976.60449102      9.75991622     5.49340024     15.25331646    966.84457480       A2         6.750000 %
AP2      86358RXC6      999.35607963    822.06193126     0.00000000    822.06193126    177.29414837       AP2        0.000000 %
B1       86358RXE2      999.25118053      0.75502244     5.61982741      6.37484984    998.49615809       B1         6.750000 %
B2       86358RXF9      999.25118197      0.75502437     5.61982535      6.37484972    998.49615760       B2         6.750000 %
B3       86358RXG7      999.25118343      0.75502465     5.61982742      6.37485207    998.49615878       B3         6.750000 %
B4       N/A            999.25117444      0.75502591     5.61982729      6.37485320    998.49614853       B4         6.750000 %
B5       N/A            999.25117512      0.75502304     5.61981567      6.37483871    998.49615207       B5         6.750000 %
B6       N/A            999.25190870      0.75503113     5.61983764      6.37486877    998.49687757       B6         6.750000 %
R        86358RXH5        0.00000000      0.00000000     0.00000000      0.00000000      0.00000000       R          6.750000 %
TOTALS                  987.51130901      9.97716794     5.54086618     15.51803413    977.53414107

AX1      86358RXA0      982.09133594      0.00000000     5.52329428      5.52329428    968.85390971       AX1        6.750000 %
AX2      86358RXD4      972.78804316      0.00000000     5.47193238      5.47193238    971.86220990       AX2        6.750000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                                       -6-





     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     April 25, 2002

Total Scheduled Principal Amounts                       216,208.87
Group 1 Scheduled Principal Amounts                     194,178.84
Group 2 Scheduled Principal Amounts                      22,030.03

Total Unscheduled Principal Amounts                     2,673,718.85
Group 1 Unscheduled Principal Amounts                   2,327,741.35
Group 2 Unscheduled Principal Amounts                     345,977.50

Total Net Liquidation Proceeds                          0.00
Group 1 Net Liquidation Proceeds                        0.00
Group 2 Net Liquidation Proceeds                        0.00

Total Insurance Proceeds                                0.00
Group 1 Insurance Proceeds                              0.00
Group 2 Insurance Proceeds                              0.00

Aggregate  Advances                                     0.00
Group 1  Aggregate  Advances                            0.00
Group 2 Aggregate  Advances                             0.00

Aggregate Ending Principal Balance                      283,146,784.29
Group 1 Aggregate Ending Principal Balance              253,868,992.81
Group 2 Aggregate  Ending Principal Balance              29,277,791.75

 Aggregate Non-Po Ending Principal Balance              282,559,364.29
Group 1 Non-Po Aggregate Ending Principal Balance       253,299,224.45
Group 2 Non-Po Aggregate  Ending Principal Balance       29,260,140.43

Current Period Realized Losses                          0.00
Group 1 Current Period Realized Losses                  0.00
Group 2 Current Period Realized Losses                  0.00

Fraud Loss Limit                                        5,793,082.00
Bankruptcy Loss Loss Limit                              173,725.00
Special Hazard Loss Loss Limit                          2.896,541.00

Bankruptcy Losses                                       0.00
Group 1 Bankruptcy Losses                               0.00
Group 2 Bankruptcy Losses                               0.00

Fraud Losses                                            0.00
Group 1 Fraud Losses                                    0.00
Group 2 Fraud Losses                                    0.00

Special Hazard Losses                                   0.00
Group 1 Special Hazard Losses                           0.00
Group 2 Special Hazard Losses                           0.00

Servicing Fees                                          109,557.25
Master Servicing Fee (including Retained Interest)      984.41
Trustee Fees                                            834.27


                                      -7-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     April 25, 2002

Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------
Category              Number       Principal Balance            Percentage
1 Month                  20            2,788,019.77                  1.10 %
2 Month                   3              167,319.26                  0.07 %
3 Month                   4              349,652.19                  0.14 %
Total                    27            3,304,991.22                  1.31 %


 Group 2
--------------------
Category              Number       Principal Balance            Percentage

1 Month                  1              330,815.67                  1.13 %
2 Month                  0                    0.00                  0.00 %
3 Month                  0                    0.00                  0.00 %
 Total                   1              330,815.67                  1.13 %

 Group 3
--------------------
Category              Number       Principal Balance            Percentage

1 Month                 21            3,118,835.44                  1.10 %
2 Month                  3              167,319.26                  0.06 %
3 Month                  4              349,652.19                  0.12 %
 Total                  28            3,635,806.89                  1.28 %



Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure


 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %
 Group 2
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %
Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %



Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %
 Group 2
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %
Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %






                                      -8-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     April 25, 2002


Aggregate Outstanding Interest Shortfalls

Class a1 shortfall                              0.00
Class a2 shortfall                              0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00

Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class a1 shortfall                              0.00
Class a2 shortfall                              0.00
Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Relief Act Interest Shortfalls

Class A1 Relief Act Interest Shortfall          244.22
Class A2 Relief Act Interest Shortfall            0.00
Class AX1 Relief Act Interest Shortfall          21.73
Class AX2 Relief Act Interest Shortfall           0.00
Class B1 Relief Act Interest Shortfall            2.78
Class B2 Relief Act Interest Shortfall            2.37
Class B3 Relief Act Interest Shortfall            1.95
Class B4 Relief Act Interest Shortfall            0.56
Class B5 Relief Act Interest Shortfall            0.42
Class B6 Relief Act Interest Shortfall            0.97
Class R Relief Act Interest Shortfall             0.00
Total Relief Act Interest Shortfall             274.99

